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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                       FORM 8-K


                                    CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




          Date of Report (Date of earliest event reported): January 27, 1999


                          CCC INFORMATION SERVICES GROUP INC
                (Exact name of registrant as specified in its charter)

           Delaware                 0-28600                54-1242469
       (State or other          (Commission File   (IRS Employer Identification
       jurisdiction of              Number)                   Number)
        incorporation)


       World Trade Center Chicago
          444 Merchandise Mart
            Chicago, Illinois                             60654
     (Address of principal executive                   (Zip Code)
                offices)


                                 (312) 222-4636
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS

     On January 27, 1999, CCC Information Services Group Inc, a Delaware corporation, announced preliminary operating results for its fiscal quarter ended December 31, 1998.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (a)     Financial Statements:    Not applicable

  (b)     Pro Forma Financial Information:    Not applicable

  (c)     Exhibits

   EXHIBIT NO.                               DOCUMENT

       99.1        Press Release dated as of January 27, 1999.


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                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CCC INFORMATION SERVICES GROUP INC



                              By:      /s/ Gerald P. Kenney
                                       ---------------------
                              Name:     Gerald P. Kenney
                              Title:    Secretary and General Counsel



January 28, 1999



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                                    EXHIBIT INDEX



    EXHIBIT NO.                         DOCUMENT
    ----------                          --------
        99.1         Press Release dated as of January 27, 1999